SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)  November  19,  2003
                                                         -------------------


                       INTEGRATED INFORMATION SYSTEMS, INC.
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                 29947             86-0624332
            --------                 -----             ----------
  (State or Other Jurisdiction    (Commission         (IRS Employer
     of Incorporation)             File Number)      Identification No.)





                        2250 W. 14TH STREET, TEMPE, ARIZONA   85281
                        -------------------------------------------
         (Address of Principal Executive Offices)            (Zip code)




Registrant's  telephone  number,  including  area  code  (480)  752-5000
                                                        ----------------

                                Not  Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.       OTHER  EVENTS
     Attached hereto as Exhibits 99.1 is a copy of Integrated Information Systems, Inc.'s press releases dated November 14, 2003, titled "IIS Reports Results for Third Quarter 2003."

ITEM  7.       FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.


EXHIBIT
NUMBER     DESCRIPTION
------     -----------

99.1 Press release of Integrated Information Systems, Inc. dated November 14, 2003, titled "IIS Reports Results for Third Quarter 2003."


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTEGRATED  INFORMATION  SYSTEMS,  INC.
Date:  November  19,  2003          By:  /s/  James  G.  Garvey,  Jr.
                                         ----------------------------
                                         James  G.  Garvey,  Jr.
                                        (Chairman,  Chief  Executive  Officer
                                         and  President)